Other Assets-Other / Other Liabilities (Schedule Of Other Assets-Other / Other Liabilities) (Detail) (JPY ¥) In Millions, unless otherwise specified	Sep. 30, 2012		Mar. 31, 2012
Securities received as collateral	¥ 256,334		¥ 92,743
Goodwill and other intangible assets	141,071	[1]	160,227	[1]
Deferred tax assets	166,720		201,244
Investments in equity securities for other than operating purposes	96,047		113,006
Other	851,454	[2]	907,903	[2]
Other assets-Other, Total	1,511,626		1,475,123
Obligation to return securities received as collateral	256,334		92,743
Accrued income taxes	14,325		16,169
Other accrued expenses and provisions	318,076		378,957
Other	660,348	[3]	678,032	[3]
Other liabilities, Total	¥ 1,249,083		¥ 1,165,901

[1]	For the six months ended September 30, 2012, Nomura recognized impairment loss on goodwill relating to Wholesale Division of ¥8,293 million within Non-interest expenses—Other in the consolidated statements of income, due to decline in fair value of a reporting unit in Wholesale Division caused by prolonged economic downturn. The fair value was determined based on DCF.
[2]	Includes real estate classified as held for sale which is carried at the lower of net book value or fair value less cost to sell.
[3]	Includes the liabilities relating to the investment contracts which were underwritten by the insurance subsidiary. The amounts of carrying values are 292,120 million yen and 290,342 million yen and estimated fair values are 294,242 million yen and 295,179 million yen, as of March 31, 2012 and as of September 30, 2012, respectively. The fair value is estimated by discounting future cash flows and it would be generally classified as Level 3.